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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 29, 2008
WOODBRIDGE HOLDINGS CORPORATION
(Exact name of registrant as specified in its charter)

Florida	001-31931	11-3675068

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 West Cypress Creek Road, Fort Lauderdale, Florida	33309

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (954) 940-4950
Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     The information contained in Item 3.03 below is incorporated herein by reference.
Item 3.03 Material Modification to Rights of Security Holders.
     On September 29, 2008, Woodbridge Holdings Corporation (the “Company”) entered into a Rights Agreement with American Stock Transfer & Trust Company, as Rights Agent (the “Rights Agreement). Under the terms and conditions of the Rights Agreement, a dividend of one preferred share purchase right (a “Right”) will be paid with respect to each share of the Company’s Class A Common Stock, par value $.01 per share, and Class B Common Stock, par value $.01 per share, outstanding as of the close of business on October 9, 2008 (the “Record Date”).
     The Company has experienced and continues to experience operating losses. Under the Internal Revenue Code and rules promulgated by the Internal Revenue Service, the Company may utilize its net operating loss carryforwards in certain circumstances to offset future taxable income and reduce federal income tax liability, subject to certain requirements and restrictions. However, if the Company experiences an “ownership change,” as defined in Section 382 of the Internal Revenue Code, then the Company’s ability to use the net operating loss carryforwards could be substantially limited. Generally, the Company will experience an “ownership change” if, at any time, one or more shareholders owning 5.0% or more of the Company’s common stock have aggregate increases in their ownership of such stock of more than 50 percentage points over the prior three-year period. As a result, the Company’s Board of Directors has authorized the adoption of the Rights Agreement which is aimed at preserving the Company’s ability to utilize its net operating loss carryforwards to offset future taxable income as the Rights Agreement will have the effect of deterring shareholders (subject to certain exceptions described below) from acquiring a 5.0% or greater ownership interest in the Company’s Class A Common Stock after the Record Date without the prior approval of the Board of Directors. Existing shareholders will not be required to divest any shares of Class A Common Stock.
     The Rights Agreement was not adopted in response to any effort to acquire control of the Company. However, the Rights Agreement may also have an anti-takeover effect and will be an impediment to a proposed takeover which is not approved by the Board of Directors.
     The specific terms of the Rights are contained in the Rights Agreement. The following summary of the terms of the Rights Agreement is qualified in its entirety by reference to the full text of the Rights Agreement, which is filed as Exhibit 4.1 hereto and is incorporated herein by reference.
     The Rights. Each Right will initially be transferable only with, will be inseparable from, and will be evidenced only by the certificates that represent, the Company’s Class A Common Stock or Class B Common Stock, as the case may be, with respect to which it was issued. New Rights will accompany any new shares of Class A Common Stock and Class B Common Stock issued after the Record Date until the earlier of the Distribution Date described below or the redemption, exchange or expiration of the Rights.
     Exercise Price. Once the Rights become exercisable, each Right will allow its holder to purchase from the Company one one-hundredth of a share of Series A Junior Participating Preferred Stock (a “Preferred Share”) for $12.00. Each one-hundredth of a Preferred Share will give the shareholder approximately the same dividend and liquidation rights as would one share of Class A Common Stock. Prior to exercise, the Rights do not give their holders any dividend, voting or liquidation rights.

     Exercisability. The Rights will not be exercisable until the earlier of:
•	10 business days after the public announcement that a person or group has become an Acquiring Person by obtaining Beneficial Ownership (as such terms are defined in the Rights Agreement) of 5.0% or more of the outstanding shares of the Company’s Class A Common Stock; or

•	10 business days (or a later date determined by the Board of Directors before any person or group becomes an Acquiring Person) after a person or group begins a tender or exchange offer which, if consummated, would result in that person or group becoming an Acquiring Person.
     The date when the Rights become exercisable is referred to as the “Distribution Date.” As described above, until the Distribution Date, the certificates evidencing the shares of Class A Common Stock and Class B Common Stock with respect to which the Rights were issued will also evidence the Rights, and any transfer of shares of such stock will constitute a transfer of the accompanying Rights. After the Distribution Date, the Rights will separate from the Class A Common Stock and Class B Common Stock and be evidenced by book-entry credits or by Rights certificates that the Company will mail to all eligible holders of Class A Common Stock and Class B Common Stock. Any Rights held by an Acquiring Person and any of the Acquiring Person’s Affiliates and Associates (as such terms are defined in the Rights Agreement) will become null and void and may not be exercised.
     A person or group that owns 5.0% or more of the Class A Common Stock as of the close of business on the Record Date will not be deemed to be an Acquiring Person for purposes of the Rights Agreement so long as they do not acquire any additional shares of Class A Common Stock or fall under 5.0% ownership of the Class A Common Stock and then re-acquire 5.0% or more of the Class A Common Stock. Additionally, if the Board of Directors determines that a person or group acquired 5.0% or more of the Class A Common Stock inadvertently, that person or group will not be an Acquiring Person if, as promptly as practicable, that person or group sells enough shares of Class A Common Stock to reduce its holdings below the 5.0% threshold. Further, if the Company repurchases shares of its Class A Common Stock and, as a result, a person or group’s holdings constitute 5.0% or more of the remaining outstanding shares of Class A Common Stock, that person or group will not be an Acquiring Person so long as it does not acquire any additional shares of Class A Common Stock. The Company, its subsidiaries, employee benefit plans of the Company or any of its subsidiaries, and any entity holding the Company’s common stock for or pursuant to the terms of any such employee benefit plan are excepted from the provisions of the Rights Agreement. In addition, the Rights Agreement also provides that the Board of Directors may, in its sole discretion, exempt any person or group from the provisions of the Rights Agreement if the Board of Directors determines that such person or group’s ownership of Class A Common Stock would not adversely effect the Company’s ability to preserve the Tax Benefits (as defined in the Rights Agreement).
     Consequences of a Person or Group Becoming an Acquiring Person. If a person or group becomes an Acquiring Person, all holders of Rights except the Acquiring Person and the Acquiring Person’s Affiliates and Associates may, for $12.00 per Right, purchase shares of the Company’s Class A Common Stock with a market value of $24.00, based on the market price of the Class A Common Stock (determined pursuant to the terms of the Rights Agreement) prior to the time such person or group became an Acquiring Person.

     Preferred Share Provisions. The value of one one-hundredth of a Preferred Share is intended to approximate the value of one share of Class A Common Stock. Each one one-hundredth of a Preferred Share, if issued:
•	will not be redeemable;

•	will entitle holders to, when, as and if declared by the Board of Directors, dividend payments of $0.01, or an amount equal to the dividend paid on one share of Class A Common Stock, whichever is greater;

•	will entitle holders upon liquidation either to receive $1.00 or an amount equal to the payment made on one share of Class A Common Stock, whichever is greater;

•	will have the same voting power as one share of Class A Common Stock; and

•	will entitle holders to a payment equal to the payment made on one share of Class A Common Stock if shares of the Company’s Class A Common Stock are exchanged via merger, consolidation, or a similar transaction.
     Expiration. The Rights will expire at the close of business on September 29, 2018, unless the Rights are earlier redeemed or exchanged as discussed below or the Rights Agreement is earlier terminated by the Board of Directors. Pursuant to the terms and conditions of the Rights Agreement, the Board of Directors may terminate the Rights Agreement prior to its scheduled expiration (i) upon such time, if any, that Section 382 of the Internal Revenue Code or any successor statute is repealed and the Board of Directors determines that the Rights Agreement is no longer necessary for the preservation of Tax Benefits or (iii) at the beginning of a taxable year of the Company to which the Board of Directors determines that no Tax Benefits may be carried forward.
     Redemption. The Board of Directors shall have the right to redeem all, but not less than all, of the Rights for $.0001 per Right at any time before the Distribution Date. Once the Rights are redeemed, the holders of Rights will only have the right to receive the redemption price of $.0001 per Right. The redemption price will be adjusted to reflect any stock split, stock dividend or similar transaction occurring after the Record Date.
     Exchange. After a person or group becomes an Acquiring Person, the Board of Directors shall have the right to extinguish the Rights by exchanging one share of Class A Common Stock or an equivalent security for each Right, other than Rights held by the Acquiring Person and the Acquiring Person’s Affiliates and Associates.
     Anti-Dilution Provisions. The Board of Directors shall have the right to adjust the purchase price of the Preferred Shares, the number of Preferred Shares issuable and the number of outstanding Rights to prevent dilution that may occur from a stock dividend, a stock split or a reclassification of the Preferred Shares or the Class A or Class B Common Stock. No adjustments to the purchase price of less than 1% will be made.
     Amendments. Before the Distribution Date, the Board of Directors may amend or supplement the Rights Agreement without the consent of the Rights holders. After the Distribution Date, the Board of Directors may amend or supplement the Rights Agreement only to cure an ambiguity, to alter time period provisions, to correct inconsistent provisions or to make any additional changes to the Rights Agreement, but only to the extent that those changes do not impair or adversely affect any Rights holder.
     Some of the foregoing statements include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that involve substantial risks and uncertainties. Some of the forward-looking statements can be identified by the use of words such as “anticipate,” “believe,” “estimate,” “may,” “intend,” “expect,” “will,” “should,” “seek” or other similar expressions. Forward-looking statements are based largely on management’s expectations and involve inherent risks and uncertainties. These forward-looking statements include statements about the Company’s net operating losses and the effect of the Rights Agreement on the likelihood of an “ownership change” within the meaning of Section 382 of the Internal Revenue Code and the Company’s ability to utilize its net operating loss carryforwards to offset its future taxable income, including the risk that the Company may not be in a position to utilize the net operating loss carryforwards. In addition to the risks and uncertainties set forth above, investors should also consider the risks and uncertainties discussed in the Company’s filings with the Securities and Exchange Commission, including, without limitation, the risks and uncertainties discussed under the heading “Risk Factors” in such filings.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On September 29, 2008, the Company filed Articles of Amendment to its Amended and Restated Articles of Incorporation with the Florida Department of State. The Articles of Amendment set forth the designation and number of Preferred Shares as well as the relative rights, preferences and limitations of the Preferred Shares (which are described in Item 3.03 above). The Articles of Amendment are attached hereto as Exhibit 3.6 and are incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

	3.1	Amended and Restated Articles of Incorporation (Incorporated by reference to Exhibit 2.1 to the Company’s Registration Statement on Form 8-A, filed with the Securities and Exchange Commission on December 12, 2003)

	3.2	Articles of Amendment to the Amended and Restated Articles of Incorporation, effective as of September 26, 2007 (Incorporated by reference to Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on September 6, 2007)

	3.3	Articles of Amendment to the Amended and Restated Articles of Incorporation, effective as of May 21, 2008 (Incorporated by reference to Exhibit 3.3 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on September 26, 2008)

	3.4	Articles of Amendment to the Amended and Restated Articles of Incorporation, effective as of September 24, 2008 (Incorporated by reference to Appendix A to the Company’s Definitive Information Statement on Schedule 14C, filed with the Securities and Exchange Commission on September 4, 2008)

	3.5	Articles of Amendment to the Amended and Restated Articles of Incorporation, effective as of September 26, 2008 (Incorporated by reference to Exhibit 3.5 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on September 26, 2008)

	3.6	Articles of Amendment to the Amended and Restated Articles of Incorporation, effective as of September 29, 2008

	4.1	Rights Agreement, dated as of September 29, 2008, by and between Woodbridge Holdings Corporation and American Stock Transfer & Trust Company, as Rights Agent

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 30, 2008	WOODBRIDGE HOLDINGS CORPORATION
	By:	/s/ Alan B. Levan
		Name:	Alan B. Levan
		Title:	Chairman of the Board and Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description

3.1	Amended and Restated Articles of Incorporation (Incorporated by reference to Exhibit 2.1 to the Company’s Registration Statement on Form 8-A, filed with the Securities and Exchange Commission on December 12, 2003)

3.2	Articles of Amendment to the Amended and Restated Articles of Incorporation, effective as of September 26, 2007 (Incorporated by reference to Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on September 6, 2007)

3.3	Articles of Amendment to the Amended and Restated Articles of Incorporation, effective as of May 21, 2008 (Incorporated by reference to Exhibit 3.3 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on September 26, 2008)

3.4	Articles of Amendment to the Amended and Restated Articles of Incorporation, effective as of September 24, 2008 (Incorporated by reference to Appendix A to the Company’s Definitive Information Statement on Schedule 14C, filed with the Securities and Exchange Commission on September 4, 2008)

3.5	Articles of Amendment to the Amended and Restated Articles of Incorporation, effective as of September 26, 2008 (Incorporated by reference to Exhibit 3.5 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on September 26, 2008)

3.6	Articles of Amendment to the Amended and Restated Articles of Incorporation, effective as of September 29, 2008

4.1	Rights Agreement, dated as of September 29, 2008, by and between Woodbridge Holdings Corporation and American Stock Transfer & Trust Company, as Rights Agent